                                                                    EXHIBIT 21.1

                         Big Lake Financial Corporation

                                 Form 10-KSB/A

                     For Fiscal Year Ended December 31, 2000

                           Subsidiaries of Registrant

                Big Lake National Bank, organized under the laws
                              of the United States